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                                                            Exhibit 10.50

                             LEASE EXTENSION AGREEMENT

This agreement is dated February 26, 1999 for reference purposes and is an additional modification to the current Lease dated November 30, 1990 between Charles A. Grant and Mark Greenberg (LESSOR) and Urnotech Calypte Biomedical Corporation (LESSEE) for the property known as 1440 Fourth Street, Berkeley, California.

1.) LEASE EXTENDED THROUGH December 1999. The Lease is hereby extended six months through December 31, 1999. The lease rate for this extension period will be at $27,000 per month.

2.) HOLDING OVER. If LESSEE remains in possession of the premises per Paragraph 26 (Holding Over), then the agreed monthly rent is $29,000.





SIGNED BY:  /s/ Charles A. Grant        General Partner     February 26, 1999
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               FOR LESSOR               TITLE               DATE



SIGNED BY:  /s/ William A. Boeger  CEO       March 3, 1999
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               FOR LESSEE          TITLE     DATE